EXHIBIT 10.3

                                TECHNITROL, INC.
                             2001 STOCK OPTION PLAN

            (As Amended and Restated Effective as of March 1, 2010)

     WHEREAS, Technitrol, Inc. maintains the Technitrol, Inc. 2001 Stock Option Plan (the "Plan");

     WHEREAS, Section 3(a) of the Plan provides that it will continue in effect for 10 years (i.e., until June 30, 2011); and

     WHEREAS, the Board of Directors of Technitrol, Inc. (the "Company") wishes to amend and restate the Plan and extend the term of the Plan until June 30, 2020;

     NOW, THEREFORE, effective as of March 1, 2010, the Plan shall be amended and restated under the following terms and conditions:

     1.      PURPOSE  OF  THE  PLAN.

Pursuant to the terms and conditions contained in the Technitrol, Inc. Incentive Compensation Plan, this amended and restated Plan was adopted by the Board on February 18, 2010. The purpose of the Plan continues to be to advance the interests of the Company by providing key Employees with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key Employees to promote the success of the business. The Options granted to Participants pursuant to this Plan shall be nonqualified stock options and not "incentive stock options" within the meaning of Section 422 of the Code.

     2.      DEFINITIONS.

As  used  herein,  the  following  definitions  shall  apply:

     (a)     "Affiliate"    shall    mean    any    "parent    corporation"   or
"subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f), respectively, of the Code.

     (b)     "Agreement"   shall  mean  a  written  agreement  entered  into  in
accordance  with  Section  5(c)  hereof.

     (c)     "Awards"   shall   mean   Options   that   are   granted   by   the
Committee  to  Participants.

     (d)     "Board"  shall  mean  the  Board  of  Directors  of  the  Company.

     (e)     "Cause" shall have the meaning set forth in Section 8(c)(1) hereof.

     (f)     "Change  in  Control"  shall  mean:

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             (1)     Any  person  (a "Person"), as such term is used in Sections
     13(d) and 14(d) of the Exchange Act (other than (i) the Company and/or its wholly owned subsidiaries; (ii) any employee benefit plan of the Company (including an employee stock ownership plan) and any trustee(s) holding securities under such plan; and (iii) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50 percent of the combined voting power of the Company's then outstanding securities; or

             (2) The consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's voting Common Stock would be converted into cash, securities and/or other property, other than a merger of the Company in which holders of the Common Stock immediately prior to the merger have substantially the same proportionate ownership of voting shares of the surviving corporation immediately after the merger as they had in the Common Stock immediately before the merger; or

             (3) Any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

             (4) The Company's shareholders or the Board shall approve the liquidation or dissolution of the Company.

     (g)     "Code"  shall  mean  the Internal Revenue Code of 1986, as amended.

     (h)     "Committee"   shall   mean  the  Executive  Compensation  Committee
appointed  by  the  Board  under  Section  5(a)  hereof.

     (i) "Common Stock" shall mean the common stock, par value $0.125 per share, of the Company.

     (j)     "Company"  shall  mean  Technitrol,  Inc.

     (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee. Continuous Service shall not be considered interrupted in the case of a leave of absence approved by the Company or by a Designated Subsidiary, or in the case of transfers between payroll locations of the Company or between the Company, a Designated Subsidiary, or an Affiliate.

     (l) "Designated Subsidiary" shall mean any Affiliate which has been designated by the Committee as eligible to participate in the Plan.

     (m) "Disability" shall mean a Participant's inability by reason of mental or physical incapacity or illness to substantially perform his or her duties to the Company or a Designated Subsidiary (as applicable) for a period of either 90 consecutive days or an aggregate of 120 days in any 12-month period, as determined by the Company (or the Board, in the case of the Chief Executive Officer of the Company) in good faith and in its sole discretion.

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     (n)     "Effective Date"  shall  have  the  meaning set forth in Section 13 hereof.

     (o) "Employee" shall mean any person classified as an employee by the Company or a Designated Subsidiary.

     (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (q) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

     (r) "Market Value" shall mean the fair market value of the Common Stock, as determined under Section 7(b) hereof.

     (s) "Non-Employee Director" shall mean any member of the Board who, at the time discretion under the Plan is exercised, is a "Non-Employee Director" within the meaning of Rule 16b-3.

     (t)     "Option"  shall  mean  an  option  to  purchase  Shares.

     (u) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (v) "Outside Director" shall mean any member of the Board who, at the time discretion under the Plan is exercised, is an "outside director" within the meaning of Treas. Reg. Sec.1.162-27(e)(3).

     (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

     (x) "Plan" shall mean this amended and restated Technitrol, Inc. 2001 Stock Option Plan, as set forth herein and as further amended from time to time.

     (y)     "Rule  16b-3"  shall  mean  Rule  16b-3  of  the  General Rules and
Regulations  under  the  Exchange  Act.

     (z)     "Share"  shall  mean  one  share  of  Common  Stock.

     (aa) "Year of Service" shall mean a full 12-month period, measured from the date of an Award and each anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

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     3.      TERM  OF  THE  PLAN  AND  AWARDS.

     (a)     Term of the Plan.  The Plan shall continue in effect until June 30,
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2020,  unless  sooner terminated pursuant to Section 15 hereof.  No Awards shall be  granted  under  the  Plan  after  June  30,  2020.

     (b)     Term  of  Awards.  The term of each of the Awards granted under the
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Plan shall  be  established  by the Committee, but shall not exceed seven years.

     4.      SHARES  SUBJECT  TO  THE  PLAN.

Shares deliverable pursuant to Awards may be (i) authorized but unissued Shares,
(ii) Shares held in treasury, or (iii) Shares reacquired by the Company, including Shares purchased on the open market. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Option Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

     5.      ADMINISTRATION  OF  THE  PLAN.

     (a)     Composition  of  the  Committee.  The Plan shall be administered by
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the  Committee,  which shall consist of not fewer than two members of the Board, all of whom are both Non-Employee Directors and Outside Directors. Members of the Committee shall serve at the pleasure of the Board.

     (b)     Powers   of  the  Committee.  Except  as  limited  by  the  express
             ---------------------------
provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued and the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing or electronically by a majority of the Committee without a meeting, shall be deemed the action of the Committee. If there are only two Committee members, they must act unanimously.

     (c)     Agreement. Each Award shall be evidenced by an Agreement containing
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such  provisions as may be approved by the Committee.  Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of the Option subject to the Agreement, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

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The  Chairman of the Committee and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

     (d)     Effect of the Committee's Decisions.  All decisions, determinations
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and  interpretations  of  the  Committee  shall  be  final and conclusive on all persons  affected  thereby.

     (e)     Indemnification.    In   addition   to   such   other   rights   of
             ---------------
indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of directors.

     6.      GRANT  OF  OPTIONS.

Only Employees shall be eligible to receive Awards. In selecting those Employees to whom Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Employees, the value of their services to the Company or its Designated Subsidiaries, and any other factors the Committee may deem relevant. In no event shall an Employee receive a grant of an Option during any single fiscal year of the Company for more than an aggregate of 500,000 Shares, except that up to an additional 500,000 Shares ("Recruitment Shares") may be granted in one or more of the same fiscal years to a new senior executive in the case of the Company's recruitment of such executive (subject, in either case, to adjustment as provided in Section 10 hereof). The aggregate number of Recruitment Shares under an Option(s) granted to a particular senior executive shall not exceed 500,000.

     7.      EXERCISE  PRICE  FOR  OPTIONS.

     (a)     Limits  on  Committee  Discretion.  The  Exercise  Price  for  each
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Optioned Share as to any particular Option shall not be less than 100 percent of the  Market  Value  of  each  such  Optioned  Share  on  the  date  of  grant.

     (b)     Standards  for  Determining  Market  Value.  If the Common Stock is
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listed  on  a  national  securities  exchange  on the date in question, then the
Market Value per Share shall be the closing price on such national securities exchange on the date of grant of the Award. If the Common Stock is traded otherwise than on a national securities exchange on the date of grant, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

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     (c)     No  Repricing.  The  Committee  shall  not  have  the  authority to
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decrease  the Exercise Price as to any particular Option without the approval of the  shareholders  of  the  Company.

     8.      EXERCISE  OF  OPTIONS.

     (a)     Vesting.  Except  as  otherwise  determined  by  the  Committee, an
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Option  shall  become exercisable upon the Participant's completion of each Year of Service after the grant of an Award as follows: 25 percent after one Year of Service, 50 percent after two Years of Service, 75 percent after three Years of Service, and 100 percent after four Years of Service. Notwithstanding the preceding sentence, an Option shall become 100 percent vested upon termination of the Participant's service due to Disability, death or retirement at or after age 65. An Option may not be exercised for a fractional Share. The Committee, in its discretion, may specify in an Award that the vesting of Option Shares shall accelerate upon the attainment by the Participant of certain enumerated performance goals or other terms and conditions specified by the Committee in the Agreement at the time of the Award. If a Participant elects to retire before age 65 but on or after his or her "early retirement date," as defined in the Technitrol, Inc. Retirement Plan, or has his or her employment terminated by the Company, other than for Cause, prior to the completion of four Years of Service after the grant of an Award, the Participant shall be entitled to pro-rata vesting, based upon the number of months elapsed since the grant of such Award to the date of the Employee's retirement or termination by the Company, divided by 48. The Committee may accelerate the exercise date of any outstanding Option, in its discretion, if it deems such acceleration to be desirable.

     (b)     Procedure  for  Exercise.  A  Participant  may  exercise an Option,
             ------------------------
subject to provisions relative to its termination and limitations on its exercise, only by (i) written (or, if permitted by the Committee, electronic) notice of intent to exercise the Option with respect to a specified number of Shares, and (ii) payment to the Company (contemporaneously with delivery of such notice) in cash of the full consideration of the Option Shares being exercised and all applicable withholding taxes. In addition, if and to the extent authorized by the Committee, a Participant exercising an Option may make all or any portion of any payment due to the Company upon exercise of an Option by delivery of any property (including securities of the Company) other than cash, as long as such property constitutes valid consideration for the Option Shares under applicable law. The Committee may, but need not, permit the payment of applicable withholding taxes due upon exercise of an Option by the withholding of Shares otherwise issuable upon exercise of the Option; provided, however, that the Company may limit the number of Shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. Option Shares withheld in payment of such taxes shall be valued at the Market Value of the Common Stock on the date of exercise. The Committee may impose special restrictions on the use of Option Shares as payment for withholding taxes by individuals subject to Section 16 of the Exchange Act.

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     (c)     Period  of  Exercisability. Except to the extent otherwise provided
             --------------------------
in the terms of an Agreement, or as determined by the Committee, an Option may be exercised, to the extent vested, by a Participant only while he or she is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within 60 days after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

             (1) Cause, which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Company or Designated Subsidiary (and in the absence of any such agreement, shall mean (i) the continued and willful failure of the Employee to follow the lawful orders of his or her direct superior, (ii) violation by the Employee of a published rule or regulation of the Company or a provision of the Company's Statement of Principles (as in effect from time to time), or (iii) conviction of a crime which renders the Employee unable to perform his or her duties effectively; provided that in the case of (i) or (ii) above, the Company shall give the Employee written notice of the action or omission which the Company believes to constitute Cause and the Employee shall have 30 calendar days to cure such action or omission. Determination of "Cause" by the Committee shall be final and binding on all parties. The Participant's rights to exercise such Option shall expire on the date of such termination.

             (2) Death, in which case, such Option of the deceased Participant may be exercised within six months from the date of his or her death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his or her estate, a duly established trust for the benefit of the participant's spouse, lineal ascendants or descendants, or person or persons to whom his or her rights under such Option shall have passed by will or by laws of descent and distribution.

             (3) Disability, in which case, such Option may be exercised within one year from the date of termination of employment due to Disability, but not later than the date on which the Option would otherwise expire. In the event of the Participant's legal disability, such Option may be exercised by the Participant's legal representative.

             (4) Retirement on or after the "early retirement age," as defined in the Technitrol, Inc, Retirement Plan, in which case such Option may be exercised within two years from the date on which the Participant retires, but not later than the date on which the Option would otherwise expire.

     (d)     Effect of the Committee's Decisions.  The Committee's determination
             -----------------------------------
whether a Participant's Continuous Service has ceased (or whether a Participant's service has been terminated for Cause), and the effective date thereof, shall be final and conclusive on all persons affected thereby.

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     9.      CHANGE  IN  CONTROL.

Notwithstanding the provisions of any Award which provides for its exercise or vesting in installments or upon attainment of performance criteria, upon a Change in Control, all Options shall be immediately exercisable and fully vested. In the event of a Change in Control, at the discretion of the Committee, a Participant may receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Option by the Participant.

     10.     EFFECT  OF  CHANGES  IN  COMMON  STOCK  SUBJECT  TO  THE  PLAN.

     (a)     Recapitalizations,  Stock  Splits,  Etc.  The  number  and  kind of
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shares  reserved  for issuance under the Plan, and the number and kind of shares subject to outstanding Awards and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

     (b)     Transactions  in which the Company is Not the Surviving Entity.  In
             ---------------------------------------------------------------
the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (c)     Conditions  and Restrictions on New, Additional or Different Shares
             -------------------------------------------------------------------
or Securities.  If, by reason of any adjustment made pursuant to this Section, a
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Participant  becomes entitled to new, additional or different shares of stock or securities, such new, additional or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

     (d)     Other  Issuances. Except as expressly provided in this Section, the
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issuance  by  the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

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     (e)     Section  409A.  No  proposed adjustment under this Section shall be
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made  if  such  adjustment  would  constitute  a  modification under Treas. Reg.
Sec.409A-1(b)(5)(v) or any successor thereto.

     11.     NON-TRANSFERABILITY OF AWARDS.

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution (and in the case of will, descent or distribution, solely to give effect to the provisions of Section 8(c)(2) hereof). Notwithstanding the foregoing, or any other provision of this Plan, the Committee, in its discretion, may permit a Participant to transfer Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred, subject to the approval of the Committee, only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Option pursuant to this Section. Options which are transferred pursuant to this Section shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     12.     TIME  OF  GRANTING  AWARDS.

The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination to grant such Award or the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

     13.     EFFECTIVE  DATE.

The  amended  and  restated  Plan  shall  become  effective as of March 1, 2010.

     14.     MODIFICATION  OF  AWARDS.

At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided that no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him or her by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

     15.     AMENDMENT  AND  TERMINATION  OF  THE  PLAN.

The Board may from time to time amend the terms of the Plan and, with respect to any Shares at the time not subject to Awards, suspend or terminate the Plan; provided, however, the Committee may seek shareholder approval of an amendment if it is determined to be required by or advisable under regulations of the Securities and Exchange Commission, the rules of any stock exchange on which the Company's stock is listed, the Code, or any other applicable law or regulation.

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No  amendment,  suspension or termination of the Plan shall, without the consent of any affected holders of an Award, alter or impair any rights or obligations under any Award theretofore granted.

     16.     CONDITIONS  UPON  ISSUANCE  OF  SHARES.

     (a)     Compliance  with Securities Laws.  Shares of Common Stock shall not
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be  issued  with  respect  to any Award unless the issuance and delivery of such
Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b)     Special  Circumstances.  The  inability  of  the  Company to obtain
             ----------------------
approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c)     Committee  Discretion.  The  Committee shall have the discretionary
             ---------------------
authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

     17.     RESERVATION  OF  SHARES.

The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     18.     WITHHOLDING  TAX.

The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The amount of the withholding requirement shall be the applicable statutory minimum federal, state or local income tax with respect to the Award on the date that the amount of tax is to be withheld.

     19.     NO  EMPLOYMENT  OR  OTHER  RIGHTS.

In no event shall an Employee's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee to continue service with the Company, a Designated Subsidiary, or any Affiliate. No Employee shall have a right to be granted an Award or, having received an Award, the right again to be granted an Award. However, an Employee who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

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

     20.     GOVERNING  LAW.

The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without reference to the principles of the conflict of laws), except to the extent that federal law shall be deemed to apply.

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